                          BARR ROSENBERG SERIES TRUST

                       BARR ROSENBERG MARKET NEUTRAL FUND
                    BARR ROSENBERG DOUBLE ALPHA MARKET FUND
               BARR ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                     1-800-555-5737 (INSTITUTIONAL SHARES)
                        1-800-447-3332 (INVESTOR SHARES)

                                 JULY 30, 1999

    Barr Rosenberg Series Trust is an open-end management investment company offering six diversified portfolios with different investment objectives and strategies, including the Barr Rosenberg Market Neutral Fund, Barr Rosenberg Double Alpha Market Fund and Barr Rosenberg Select Sectors Market Neutral Fund. The other portfolios of the Trust, which are offered under another prospectus, are the U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series. Each Fund's investment adviser is AXA Rosenberg Investment Management LLC.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Risk/Return Summary...................................................       3

  Barr Rosenberg Market Neutral Fund..................................       4
  Barr Rosenberg Double Alpha Market Fund.............................       7
  Barr Rosenberg Select Sectors Market Neutral Fund...................       9

Fees and Expenses.....................................................      11

Investment Objectives and Principal Investment Strategies.............      12

Principal Risks.......................................................      16

Management Discussion of Fund Performance.............................      20

Performance Information for the Adviser's Other Market Neutral
 Accounts.............................................................      23

The Adviser's General Investment Philosophy...........................      25

Management of the Trust...............................................      28

Multiple Classes......................................................      32

Purchasing Shares.....................................................      33

IRA Accounts..........................................................      35

Redemption of Shares..................................................      35

Exchanging Shares.....................................................      37

How the Trust Prices Shares of the Funds..............................      38

Distributions.........................................................      39

Taxes.................................................................      39

Other Information.....................................................      40

Financial Highlights..................................................      41

                              RISK/RETURN SUMMARY

    The following is a summary of certain key information about the Barr Rosenberg Market Neutral Fund, Barr Rosenberg Double Alpha Market Fund and Barr Rosenberg Select Sectors Market Neutral Fund (each a "Series" or a "Fund" and, collectively, the "Series" or the "Funds"). You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary. This Summary identifies each Fund's investment objective, principal investment strategies and principal risks. The principal risks of each Fund are identified and more fully discussed beginning on page 16. You can find more detailed descriptions of the Funds, including the risks associated with investing in the Funds, further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

    This Risk/Return Summary includes a table for the Barr Rosenberg Market Neutral Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

    - how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index; and

    - changes in the Fund's performance from year to year.

    A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

    Other important things for you to note:

    - You may lose money by investing in the Funds.

    - An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    - Except as described in the Investment Restrictions section in the Trust's Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

BARR ROSENBERG MARKET NEUTRAL FUND

INVESTMENT OBJECTIVE

    The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies designed to maintain limited net exposure to general equity market risk.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund seeks to achieve its investment objective by buying common stocks that the Funds' investment adviser, AXA Rosenberg Investment Management LLC (the "Adviser"), believes are undervalued and by "selling short" stocks that the Adviser believes are overvalued. The Fund seeks to have approximately equal dollar amounts invested in long and short positions. The Fund principally invests in small capitalization and smaller mid-capitalization stocks that are principally traded in the markets of the United States. The Fund measures its return by a comparison to the return on 3-Month U.S. Treasury Bills.

    By buying and selling short different stocks, the Fund attempts to limit the effect on its performance of, and the risk associated with, general movements in the U.S. stock market. Given this use of long and short positions, the Fund expects that its shares will increase in value if, in the aggregate, prices of securities in its long portfolio increase more than the prices of securities in its short portfolio. By contrast, the Fund expects that its shares will decline in value if, in the aggregate, prices of securities in its short portfolio increase more than the prices of securities in its long portfolio. The Fund may enter into repurchase agreements.

    The Adviser uses quantitative, proprietary investment computer models to determine which securities to buy, sell and sell short. Using these models, the Adviser employs a bottom-up approach based on factors such as a company's fair value, financial strength, earnings and price momentum, cash flow, book value, and its competitive position within its industry. These models tend to produce a "value" style of management by favoring securities believed to be selling below a price that would accurately value the underlying company.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risk associated with investing in the equity market, the value of Fund shares still may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. Because the Adviser could make poor investment decisions about both the long and the short positions of the Fund, the Fund's losses could exceed those of conventional stock mutual funds that hold only long portfolios.

    PORTFOLIO RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that the Adviser will fail to construct a portfolio of long and short positions that has limited exposure to general movements in the U.S. stock market, capitalization or other risk factors.

    RISK OF SHORT SALES. When the Adviser believes that a security is overvalued relative to other securities, it may sell the security short by borrowing it from a third party and selling it at the then current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

    SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of small capitalization and smaller mid-sized market capitalization companies, which tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations.

    FOREIGN INVESTMENT RISK. Although it invests only in securities principally traded in U.S. markets, the Fund may invest in stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates or exchange control regulations (including currency blockage). The Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

    For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 16.

    This Risk/Return Summary includes a table showing the Fund's average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

    - how the Fund's average annual returns for one, five, and ten years (or over the life of the Fund if the fund is less than ten years old) compare to those of a broad-based securities market index; and

    - changes in the Fund's performance from year to year over ten years (or over the life of the Fund if the Fund is less than ten years old).

    A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

                 YEARLY PERFORMANCE (%) -- INSTITUTIONAL SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   YEARLY PERFORMANCE
CALENDAR YEAR END                ANNUAL RETURN (%)
1998                                         -0.71

During all periods shown in the bar graph, the Fund's highest quarterly return was 1.90%, for the quarter ended September 30, 1998, and its lowest quarterly return was -3.04%, for the quarter ended December 31, 1998.

    For the period January 1, 1999 through June 30, 1999, the aggregate (non-annualized) total returns of Institutional Shares and Investor Shares were -11.63% and -11.75%, respectively.

PERFORMANCE TABLE

    This table shows how the Fund's performance compares with the returns of 3-Month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 1998)

                                                                                    SINCE INCEPTION
                                                                                          OF         SINCE INCEPTION
                                                                     ONE YEAR        INSTITUTIONAL     OF INVESTOR
                                                                       ENDED            SHARES           SHARES
                                                                 DECEMBER 31, 1998    (12/16/97)       (12/18/97)
                                                                 -----------------  ---------------  ---------------
Institutional Shares...........................................          -0.71%            -0.97%              --
Investor Shares................................................          -1.07%               --            -1.42%
3-Month U.S. T-Bills...........................................           4.89%             5.20%            5.16%

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BARR ROSENBERG DOUBLE ALPHA MARKET FUND

    The Barr Rosenberg Double Alpha Market Fund invests in Institutional Shares of the Barr Rosenberg Market Neutral Fund. Therefore, you should also consider the principal investment strategies and principal risks of the Barr Rosenberg Market Neutral Fund, as described above, in deciding whether to invest in the Barr Rosenberg Double Alpha Market Fund.

INVESTMENT OBJECTIVE

    The Fund seeks a total return greater than that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund invests primarily in shares of the Barr Rosenberg Market Neutral Fund while simultaneously utilizing S&P 500 Index Futures, options on S&P 500 Index Futures and equity swap contracts to gain exposure to the equity market as measured by the S&P 500 Index. The Fund will purchase these S&P 500 Index instruments in an amount approximately equal to the net asset value of the Fund in order to gain full net exposure to the U.S. equity market as measured by the S&P 500 Index.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. The value of Fund shares may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor investment decisions. Because the Fund invests in shares of the Barr Rosenberg Market Neutral Fund, it is subject indirectly to the risk that the Adviser could make poor stock selections with respect to that Fund as well.

    INDEX INSTRUMENTS RISK. As indicated above, the Fund may at times use S&P 500 Index Futures, options on S&P 500 Index Futures and equity swap contracts, each of which is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. In addition to other risks such as the risk that the counterparty will be unable or unwilling to perform its obligations, these financial contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of a financial contract may not correlate perfectly with relevant assets, rates and indices, such as the S&P 500 Index. The liquidity and the value of a financial contract may be subject to significant fluctuations, and the Fund may at times be unable to sell a financial contract and may incur ongoing costs associated with that inability.

    RISK OF SHORT SALES. Because the Fund invests in shares of the Barr Rosenberg Market Neutral Fund, it is subject indirectly to the risk that the Barr Rosenberg Market Neutral Fund may incur a loss by buying a stock at a higher price than the price at which it previously sold the security short, as described above.

    RISKS OF EQUITY SWAP CONTRACTS. The Fund may enter into equity swap contracts, in which a counterparty generally agrees to pay the amount, if any, by which the agreed upon or "notional" amount specified in the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index, plus the dividends that would have been received on those stocks, and in which the Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. If there is a default by the counterparty to an equity swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction, which may entail additional expense for the Fund. The Fund's use of equity swap contracts may result in the Fund realizing more income subject to tax at ordinary income tax rates than it would if it did not engage in equity swap contracts. There is no assurance that the equity swap contract counterparties will be able to meet their obligations or that, in the event of default, the Fund will succeed in pursing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to these contracts.

    For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 16.

PERFORMANCE INFORMATION

    The Fund does not have performance information for a full calendar year because it commenced operations on April 22, 1998.

BARR ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND

INVESTMENT OBJECTIVE

    The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies designed to maintain minimal net exposure to general equity market risk by investing primarily in the 500 largest capitalization stocks principally traded in the markets of the United States.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund seeks to achieve its investment objective by buying common stocks that the Adviser believes are undervalued and by "selling short" stocks that the Adviser believes are overvalued. The Fund seeks to have approximately equal dollar amounts invested in long and short positions. The Fund invests primarily in the 500 largest capitalization stocks that are principally traded in the markets of the United States. The Fund measures its return by a comparison to the return on 3-Month U.S. Treasury Bills.

    By buying and selling short different stocks, the Fund attempts to limit the effect on its performance of, and the risk associated with, general movements in the U.S. stock market. Given this use of long and short positions, the Fund expects that its shares will increase in value if, in the aggregate, prices of securities in its long portfolio increase more than the prices of securities in its short portfolio. By contrast, the Fund expects that its shares will decline in value if, in the aggregate, prices of securities in its short portfolio increase more than the prices of securities in its long portfolio. Under normal circumstances, the Adviser's stock selection models will result in the Fund's long and short positions being overweighted in different sectors (including industries within different sectors). The Fund may enter into repurchase agreements.

    The Adviser uses quantitative, proprietary investment computer models to determine which securities to buy, sell and sell short. Using these models, the Adviser employs a bottom-up approach based on factors such as a company's fair value, financial strength, earnings and price momentum, cash flow, book value, and its competitive position within its industry. These models tend to produce a "value" style of management by favoring securities believed to be selling below a price that would accurately value the underlying company.

    The Adviser selects sectors to overweight or underweight based on a bottom-up evaluation of the stocks within a sector. If the models find most stocks within a sector to be attractive, then the Adviser would tend to overweight its long positions in that sector. If the models find most stocks within a sector to be unattractive then the Adviser would tend to take net short positions with regard to that sector.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risk associated with investing in the equity market, the value of Fund shares still may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that the Adviser will make poor stock selections. Because the Adviser could make poor investment decisions about both the long and the short positions of the Fund, the Fund's losses could exceed those of conventional stock mutual funds that hold only long portfolios.

    PORTFOLIO RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that the Adviser will fail to construct a portfolio of long and short positions that has limited exposure to general movements in the U.S. stock market, capitalization, or other risk factors.

    RISK OF SHORT SALES. When the Adviser believes that a security is overvalued relative to other securities, it may sell the security short by borrowing it from a third party and selling it at the then current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

    RISK OF OVERWEIGHTING. This is the risk that, by overweighting investments in certain sectors or industries of the U.S. stock market, the Fund will suffer a loss because of general advances or declines on the prices of stocks in those sectors or industries.

    FOREIGN INVESTMENT RISK. Although it invests only in securities principally traded in U.S. markets, the Fund may invest in stocks of foreign companies that trade on U.S. markets. Investments in securities of Foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

    For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 16.

PERFORMANCE INFORMATION

    The Fund does not have performance information for a full calendar year because it commenced operations on October 19, 1998.

                               FEES AND EXPENSES

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                              FUND
                                       ----------------------------------------------------------------------------------
                                                                                                     BARR ROSENBERG
                                         BARR ROSENBERG MARKET       BARR ROSENBERG DOUBLE       SELECT SECTORS MARKET
                                              NEUTRAL FUND             ALPHA MARKET FUND              NEUTRAL FUND
                                       --------------------------  --------------------------  --------------------------
                                                                        CLASS OF SHARES
                                       ----------------------------------------------------------------------------------
                                       INSTITUTIONAL   INVESTOR    INSTITUTIONAL   INVESTOR    INSTITUTIONAL   INVESTOR
                                       -------------  -----------  -------------  -----------  -------------  -----------
Management Fees......................         1.90%         1.90%          .10%          .10%         1.00%         1.00%
Distribution and Shareholder Service
 (12b-1) Fees........................      None              .25%*     None              .25%*     None              .25%*
Other Expenses
  Dividend Expenses on Securities
    Sold Short.......................          .85%          .85%          .85%**        .85%**        1.50%        1.50%
  Remainder of Other Expenses........          .32%          .47%         3.88%         4.03%         1.40%         1.55%
  Total Other Expenses***............         1.17%         1.32%         4.73%**       4.88%**        2.90%****       3.05%****
Total Annual Fund Operating
 Expenses............................         3.07%         3.47%         4.83%         5.23%         3.90%         4.30%
Expense Waiver*****..................          .22%          .22%         1.63%         1.63%         1.15%         1.15%
Net Expenses.........................         2.85%         3.25%         3.20%         3.60%         2.75%         3.15%

------------------------

    * As of March 31, 1999, the Trustees have reduced the maximum amount payable by Investor shares under the Trust's distribution and shareholder service plan from 0.50% to 0.25% of the average daily net assets attributable to such shares. These figures therefore are based on the contractual maximum for the current fiscal year.

   ** Because the Barr Rosenberg Double Alpha Market Fund invests in the the Barr Rosenberg Market Neutral Fund, its "Other Expenses" include the net expenses of the Barr Rosenberg Market Neutral Fund, including that Fund's net management fees after waiver and its expenses from dividends on securities sold short.

  *** As of March 31, 1999, the Trustees have authorized the payment of up to 0.15% of each Fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting services in connection with such shares. The expense information in the table has therefore been restated to reflect current fees.

 **** Because the Barr Rosenberg Select Sectors Market Neutral Fund is a new fund (as defined in Form N-1A under the Investment Company Act of 1940, as amended), "Other Expenses" for that Fund are based on estimated amounts for the current fiscal year.

***** Reflects an contractual limitation by the Adviser to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends on securities sold short) until further notice (and in any event at least until March 31, 2000) and/or a conditional fee waiver by the Administrator based on the reasonable expectation that the relevant conditions will continue through March 31, 2000.

EXAMPLE

    This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

FUND                                                                 CLASS         1 YEAR      3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------  --------------  -----------  ---------  ---------  -----------
Barr Rosenberg Market Neutral Fund.............................  Institutional    $     288   $     929  $   1,597   $   3,399
                                                                 Investor         $     328   $   1,046  $   1,790   $   3,767
Barr Rosenberg Double Alpha Market Fund........................  Institutional    $     323   $   1,324  $   2,362   $   5,123
                                                                 Investor         $     363   $   1,438  $   2,544   $   5,447
Barr Rosenberg Select Sectors Market Neutral Fund..............  Institutional    $     278   $   1,094         --          --
                                                                 Investor         $     318   $   1,210         --          --

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

    Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval.

BARR ROSENBERG MARKET NEUTRAL FUND

    The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies designed to maintain limited net exposure to general equity market risk. The Fund compares its return to the return on 3-Month U.S. Treasury Bills. The Fund attempts to achieve its objective by taking long positions in stocks principally traded in the markets of the United States that the Adviser has identified as undervalued and short positions in such stocks that the Adviser has identified as overvalued. When the Adviser believes that a security is overvalued relative to other securities, it may sell the security short by borrowing it from a third party and selling it at the then current market price. By taking long and short positions in different stocks, the Fund attempts to limit the effect of, and the risk associated with, general stock market movements on the Fund's performance. It is expected that the Fund can achieve a positive return if, in the aggregate, prices of securities in its long portfolio increase more than the prices of the securities in the Fund's short portfolio. By contrast, it is expected that the Fund will incur losses if, in the aggregate, prices of securities in the Fund's short portfolio increase more than the prices of securities in the Fund's long portfolio. The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

    The Fund seeks to construct a diversified portfolio that has limited net exposure to the U.S. equity market risk generally and near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small capitalization stocks and smaller mid-capitalization stocks. For purposes of the preceding sentence, the 200 stocks principally traded stocks in the markets of the United States with the largest market capitalizations are considered large capitalization stocks, the next 800 largest stocks are considered mid-capitalization stocks and all other stocks are considered small capitalization stocks. Stocks of companies with small and smaller mid-market capitalizations tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations.

    The Adviser uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. The Adviser attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

    To meet margin requirements related to short sales, redemption requests or for investment purposes, the Fund may also temporarily hold full faith and credit obligations of the United States government (E.G., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (I.E., rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Adviser to be of comparable quality to any of the foregoing. The Fund may also enter into repurchase agreements.

    The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are principally traded in the markets of the United States. The Fund will not invest in equity securities that are principally traded outside of the United States.

    During the fiscal year ended March 31, 1999, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions you receive are likely to be ordinary dividends, rather than capital gain distributions.

BARR ROSENBERG DOUBLE ALPHA MARKET FUND

    The investment objective of the Barr Rosenberg Double Alpha Market Fund is to seek a total return greater than the return of the S&P 500 Index. The Fund seeks to achieve its objective by investing in shares of the Barr Rosenberg Market Neutral Fund while simultaneously utilizing S&P 500 Index Futures, options on S&P 500 Index Futures, equity swap contracts or a combination thereof to gain exposure to the equity market as measured by the S&P 500 Index. The Fund has received an exemptive order from the Securities and Exchange Commission allowing it to invest in securities other than those described in Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (the "1940 Act") while investing without limit in the Barr Rosenberg Market Neutral Fund. Once the Fund has indirectly constructed a diversified long and short portfolio through the purchase of shares of the Barr Rosenberg Market Neutral Fund, the Fund will purchase

S&P 500 Index Futures, options on S&P 500 Index Futures or equity swap contracts in an amount approximately equal to the net asset value of the Fund in order to gain full net exposure to the U.S. equity market as measured by the S&P 500 Index.

    The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index.

    As noted above, the Fund may engage in equity swap contracts, through which a counterparty generally agrees to pay the amount, if any, by which the agreed upon or "notional" amount specified in the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index, plus the dividends that would have been received on those stocks. The Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, I.E., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Equity swap contracts involve special risks that are described in the Principal Risks section.

    To meet redemption requests or for investment purposes, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government (E.G., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (I.E., rated at least "A-2" or "AA" by S&P or Prime 2 or "Aa" by Moody's) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Adviser to be of comparable quality to any of the foregoing. The Fund may also enter into repurchase agreements.

    During the fiscal year ended March 31, 1999, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions you receive are likely to be ordinary dividends, rather than capital gain distributions.

BARR ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND

    The investment objective of the Barr Rosenberg Select Sectors Market Neutral Fund is to seek long-term capital appreciation while maintaining minimal exposure to general equity market risk. The Fund seeks a total return greater than the return on 3-month U.S. Treasury Bills. The Fund attempts to achieve its investment objective by taking long positions primarily in the 500 largest capitalization stocks principally traded in the markets of the United States that the Adviser has identified as undervalued and short positions in such stocks that the Adviser has identified as overvalued. When the Adviser believes that a security is overvalued relative to other securities, it may sell the security short by borrowing it from a third party and selling it at the then current market price. By taking long and short positions in different stocks, the Fund attempts to limit the effect of, and the risk associated with, general stock market movements on the Fund's performance. It is expected that the Fund can achieve a positive return if, in the aggregate, prices of securities in its long portfolio increase more than the prices of the securities in the Fund's short portfolio. By contrast, it is expected that the Fund will incur losses if, in the aggregate, prices of securities in the Fund's short portfolio increase more than the prices of securities in the Fund's long portfolio.

    The Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally. It is currently expected that the long and short positions of the Fund will be invested primarily in the 500 largest capitalization stocks principally traded in the markets of the United States. Under normal circumstances, the Adviser's stock selection models will result in the Fund's long and short positions being overweighted in different sectors (including industries within different sectors). In other words, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector and vice versa. Consequently, the Fund may have net exposures to different industries and sectors of the market, thereby increasing the risk of the Fund and the opportunity for loss should the stocks in a particular industry or sector not perform as predicted by the Adviser's stock selection models. The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

    The Adviser uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. The Adviser attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

    To meet margin requirements related to short sales, to meet redemption requests or for investment purposes, the Fund may also temporarily hold full faith and credit obligations of the United States government (E.G., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (I.E., rated at least "A-2" or "AA" by S&P or Prime 2 or "Aa" by Moody's) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Adviser to be of comparable quality to any of the foregoing. The Fund may also enter into repurchase agreements.

    The Adviser selects sectors to overweight or underweight based on a bottom-up evaluation of the stocks within a sector. If the models find most stocks within a sector to be attractive, then the Adviser would tend to overweight its long positions in that sector. If the models find most stocks within a sector to be unattractive then the Adviser would tend to take net short positions with regard to that sector.

    The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are principally traded in the markets of the United States. The Fund will not invest in equity securities that are principally traded outside of the United States.

    During the fiscal year ended March 31, 1999, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions you receive are likely to be ordinary dividends, rather than capital gain distributions.

                                PRINCIPAL RISKS

    The value of your investment in a Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a particular Fund's investments as a whole. Any Fund could be subject to additional principal risks because the types investments made by the Funds can change over time.

    INVESTMENT RISKS. An investment in the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like investment in common stocks, more volatile and risky than some other forms of investment. Also, a Fund's long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with other stock mutual funds.

    Although the Funds' investment strategies seek to minimize the risk associated with investing in the equity market, an investment in a Fund will be subject to various risks, including the risk of poor stock selection by the Adviser. A Fund will lose money if the Adviser fails to purchase and sell short different stocks such that the securities in the Fund's long portfolio outperform the securities in the Fund's short portfolio. Also, the Adviser may fail to construct a portfolio that has limited exposure to general equity market risk or that has limited exposure to specific industries, specific capitalization ranges and certain other risk factors.

    MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that Adviser will make poor investment decisions. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or the Adviser may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to a particular Fund or Funds. Also, because the Adviser may make poor investment decisions about both the long and short positions of the Barr Rosenberg Market Neutral Fund and the Barr Rosenberg Select Sectors Market Neutral Fund, those Funds' losses (and the losses of the Barr Rosenberg Double Alpha Market Fund because of its investment in the Barr Rosenberg Market Neutral
Fund) could exceed the losses of conventional stock mutual funds that hold only long positions.

    RISKS OF SHORT SALES. When the Adviser believes that a security is overvalued relative to other securities, it may sell the security short by borrowing it from a third party and selling it at the then current market price. The relevant Fund will incur a loss if the price of the borrowed security increases between when the Fund sells it and when the Fund replaces it. The Fund may gain if the price of the borrowed security decreases during that period of time. A Fund cannot guarantee that it will be able to replace a security at any particular time or at an acceptable price.

    During the time a Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at its then market value or "buy in" by paying the lender an amount equal to the price required to purchase the security to close out the short position. A Fund's gain on a short sale is limited by the price at which it sold the borrowed security. By contrast, a Fund's potential loss on a short sale is limited because the loss increases with the price of the security sold short, which may rise indefinitely.

    Short sales also involve other costs. A Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, a Fund also may be required to pay a premium. The Funds also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

    Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its Custodian containing cash, U.S. government securities, or other liquid securities. The amount deposited in the segregated account plus any amount deposited as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, the Fund might not receive any payments (including interest) on collateral deposited with the broker or custodian. No Fund will make a short sale if after giving effect to the sale the market value of all securities sold short would exceed 100% of the value of such Fund's net assets.

    SPECIAL RISKS OF FOREIGN INVESTMENTS. Although they invest only in securities principally traded in U.S. markets, the Funds may invest in stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). A foreign government may expropriate or nationalize invested assets, or impose withholding taxes on dividend or interest payments. A Fund may be unable to obtain and enforce judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

    RISKS OF REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements, by which a Fund will purchase a security and obtain a simultaneous commitment from the seller to repurchase the security from the Fund at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price will exceed the purchase price and reflect an agreed-upon market rate which is unrelated to the coupon rate of the purchased security. Entering into repurchase agreements allows the Funds to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. If this happened, the relevant Fund would try to exercise its legal rights, including possibly its right to sell the underlying security in the market. However, a Fund may be subject to various delays and risks of loss, including possible declines in the value of the underlying security, inability to enforce its rights, and enforcement-related expenses.

    RISKS OF S&P 500 INDEX FUTURES AND RELATED OPTIONS. The Barr Rosenberg Double Alpha Market Fund may invest in S&P 500 Index futures and related Options. An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the S&P 500 Index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the S&P 500 Index. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. The Barr Rosenberg Double Alpha Market Fund will realize a loss if the value of the S&P 500 Index declines between the time the Fund purchases an Index Future or takes a long position in an Index Future and may realize a gain if the value of the S&P 500 Index rises between such dates.

    The Barr Rosenberg Double Alpha Market Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Positions in Index Futures may be closed out by the Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Future during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such event, it may not be possible for the Fund to close its futures contract purchase, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (payments to and from a broker made on a daily basis as the price of the Index Future fluctuates). The futures market may also attract more speculators than does the securities market, because deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause price distortions. In addition, the price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions.

    Further, when the Barr Rosenberg Double Alpha Market Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. government securities or other high grade liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

    The ability to establish and close out positions in options on future contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Barr Rosenberg Double Alpha Market Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

    RISKS OF EQUITY SWAP CONTRACTS. The Barr Rosenberg Double Alpha Market Fund may engage in equity swap contracts, through which a counterparty generally agrees to pay the amount, if any, by which the agreed upon or "notional" amount specified in the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index, plus the dividends that would have been received on those stocks. The Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, I.E., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. If there is a default by the counterparty to an equity swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. The Fund's use of equity swap contracts may result in the Fund realizing more income subject to tax at ordinary income tax rates than it would if it did not engage in equity swap contracts.

    There is no assurance that the equity swap contract counterparties will be able to meet their obligations or that, in the event of default, the Barr Rosenberg Double Alpha Market Fund will succeed in pursing contractual remedies. Pursing contractual remedies will also entail additional expense for the Fund. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to these contracts. The Fund will closely monitor the credit of equity swap contract counterparties in order to minimize this risk. The Fund will not use equity swap contracts for leverage.

    The Barr Rosenberg Double Alpha Market Fund will not enter into any equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. In addition, the staff of the Securities and Exchange Commission considers equity swap contracts to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not invest in equity swap contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's net assets.

    The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each equity swap contract will be accrued on a daily basis, and an amount of cash, U.S. government securities or other liquid securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. The Fund does not believe that the Fund's obligations under equity swap contracts are senior securities, so long as such a segregated account is maintained, and accordingly, the Fund will not treat them as being subject to its borrowing restrictions.

    RISKS OF ILLIQUID SECURITIES. Each Fund may purchase "illiquid securities," so long as no more than 15% of the Fund's net assets would be invested in such securities after giving effect to a purchase. These are securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued them. Because there is no consistent market demand for illiquid securities, investment in illiquid securities carries the risk that a Fund may be forced to sell them at a discount from the last offer price.

    SMALL COMPANY AND SMALLER MID-SIZE COMPANY RISK. The Barr Rosenberg Market Neutral Fund is subject to additional risk because it invests primarily in the stocks of companies with small market capitalizations and smaller mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations.

    PORTFOLIO TURNOVER. The consideration of portfolio turnover will not constrain the Adviser's investment decisions. Each of the Funds is actively managed, and, in some cases, each Fund's portfolio turnover may exceed 100%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Such costs will reduce the relevant Fund's return. A higher portfolio turnover rate also may result in the realization of substantial net short-term gains, which are taxable as ordinary income to shareholders when distributed.

    RISK OF YEAR 2000 PROBLEMS. Many services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Any failure of the service systems to process information properly could have an adverse impact on the Funds' operations and the services they provide to shareholders. The Adviser, Transfer Agent, Custodian, Administrator and certain other service providers to the Funds have reported that each is working toward minimizing the risks associated with the so-called "year 2000 problem." However, the Funds and the Adviser cannot be certain that they or their various service providers will be able to correct the year 2000 problem in all respects or that such problems will not adversely affect the Funds' operations and the services provided to shareholders. The Year 2000 problem may be particularly acute with respect to foreign markets and the securities of foreign issuers in which the Funds invest due to a potential lack of Year 2000 compliance efforts in foreign markets and by foreign issuers.

PRINCIPAL RISKS BY FUND

                                                                                            BARR ROSENBERG       BARR ROSENBERG
                                                                       BARR ROSENBERG     DOUBLE ALPHA MARKET    SELECT SECTORS
                                                                     MARKET NEUTRAL FUND         FUND          MARKET NEUTRAL FUND
                                                                     -------------------  -------------------  -------------------
Investment Risks...................................................               X                    X                    X
Management Risk....................................................               X                    X                    X
Risks of Short Sales...............................................               X                    *                    X
Special Risks of Foreign Securities................................               X                    *                    X
Risks of Repurchase Agreements.....................................               X                    *                    X
Risks of S&P 500 Instruments.......................................                                    X
Risks of Equity Swap Contracts.....................................                                    X
Risks of Illiquid Securities.......................................               X                    *                    X
Small Company and Smaller Mid-Sized Company Risk...................               X                    *
Portfolio Turnover.................................................               X                    X                    X
Year 2000 Risks....................................................               X                    X                    X

------------------------

* The Barr Rosenberg Double Alpha Market Fund incurs these risks indirectly through its investments in the Barr Rosenberg Market Neutral Fund.

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

BARR ROSENBERG MARKET NEUTRAL FUND

    The period from August 1998 to March 1999 was a particularly difficult time for the Fund. During this time, the market favored high trading activity growth stocks (stocks with the highest trailing 12-month share turnover and the highest price-to-earnings ratio). Because the Adviser's stock selection models seeks to reconcile relative stock price with fundamental value, the Fund did not participate in the rally associated with this small group of high trading activity growth stocks.

                       BARR ROSENBERG MARKET NEUTRAL FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              BARR ROSENBERG MARKET    3-MONTH U.S.
                                                   NEUTRAL FUND       TREASURY BILLS
1997                                                      $1,000,000      $1,000,000
1998                                                        $997,000      $1,014,083
1999                                                        $924,143      $1,063,832
PAST PERFORMANCE IS NOT
PREDICTIVE OF FUTURE PERFORMANCES.

         AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED MARCH 31, 1999)

                                                                                     SINCE INCEPTION
                                                                                           OF         SINCE INCEPTION
                                                                       ONE YEAR       INSTITUTIONAL      OF SELECT
                                                                         ENDED           SHARES           SHARES
                                                                    MARCH 31, 1999     (12/16/97)       (12/18/97)
                                                                    ---------------  ---------------  ---------------
Institutional Shares..............................................         -7.31%           -5.94%              --
Investor Shares...................................................         -7.66%              --            -6.32%
3-Month U.S. T-Bills..............................................          4.80%            5.07%            5.04%

    THE NUMBERS REPORTED IN BOTH THE GRAPH AND THE TABLE REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE PERFORMANCES. THE PERFORMANCE OF INVESTOR SHARES WILL BE LOWER THAN THE PERFORMANCE OF INSTITUTIONAL SHARES BECAUSE OF THE HIGHER FEES PAID BY SHAREHOLDERS INVESTING IN SUCH CLASS.

BARR ROSENBERG DOUBLE ALPHA MARKET FUND

    The S&P 500 Index rose 18.44% for the year ended March 31, 1999, while the Russell 2500 Index declined 13.26%. The market rally in the latter half of 1998 and the first quarter of 1999 was led by large cap stocks and the growth sector. The Fund invests in the Barr Rosenberg Market Neutral Fund and S&P 500 Index financial contracts. Investing in the Barr Rosenberg Market Neutral Fund contributed a -8.5% to the total return of the Fund for the period April 22, 1998 (inception of the Fund), to March 31, 1999 while the investment in S&P 500 Index financial contracts contributed positively (approximately 9.4%) to performance over this period. See the separate commentary for the Barr Rosenberg Market Neutral Fund.

                    BARR ROSENBERG DOUBLE ALPHA MARKET FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             BARR ROSENBERG DOUBLE
                                               ALPHA MARKET FUND      S&P 500
1998                                                     $1,000,000  $1,000,000
1999                                                     $1,005,301  $1,157,459
PAST PERFORMANCE IS NOT
PREDICTIVE OF FUTURE PERFORMANCE.

          CUMULATIVE TOTAL RETURN* (FOR PERIODS ENDED MARCH 31, 1999)

                                                                                                       SINCE INCEPTION
                                                                                                       ---------------
Barr Rosenberg Double Alpha Market Fund
 (Institutional Shares) (Inception date 4/22/98).....................................................          0.53%
Barr Rosenberg Double Alpha Market Fund
 (Investor Shares) (Inception date 4/22/98)..........................................................          0.18%
S&P 500..............................................................................................         15.75%

------------------------

* The returns are not annualized because the Fund has not yet been operational for a full fiscal year.

    THE NUMBERS REPORTED IN BOTH THE GRAPH AND THE TABLE REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE PERFORMANCES. THE PERFORMANCE OF INVESTOR SHARES WILL BE LOWER THAN THE PERFORMANCE OF INSTITUTIONAL SHARES BECAUSE OF THE HIGHER FEES PAID BY SHAREHOLDERS INVESTING IN SUCH CLASS.

    PERFORMANCE INFORMATION FOR THE ADVISER'S OTHER MARKET NEUTRAL ACCOUNTS

    The Adviser also serves as the adviser of other accounts (collectively, the "Private Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Barr Rosenberg Market Neutral Fund. The Private Accounts, together with the Barr Rosenberg Market Neutral Fund, are collectively referred to herein as the "Market Neutral Accounts". THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF ANY OF THE FUNDS AND SHOULD NOT BE CONSIDERED A PREDICTION OF THEIR FUTURE PERFORMANCE. The performance of the Funds may be higher or lower than the performance of the Private Accounts. The performance information shown below is based on a composite of all of the Adviser's and its predecessor's accounts with substantially similar investment objectives, policies and strategies as the Barr Rosenberg Market Neutral Fund and has been adjusted to give effect to the net expenses (including the Barr Rosenberg Market Neutral Fund's dividend expenses on short sales) of the Barr Rosenberg Market Neutral Fund. The composite performance information also includes the performance of the Barr Rosenberg Market Neutral Fund beginning January 1, 1998. The Private Accounts were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If the Private Accounts had been registered under the 1940 Act, their performance might have been adversely affected. In addition, the Private Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Private Accounts had been subject to Subchapter M, their performance might have been adversely affected.

    There have been three modifications to the Adviser's market neutral strategy since its inception in 1989. First, the Adviser's predecessor incorporated its Earnings Change Model and Investor Sentiment Model into its market neutral strategy in October 1992 and April 1993, respectively. The second change to the Adviser's market neutral strategy occurred in July 1995 when the Adviser's predecessor focused its strategy on small capitalization and smaller mid-capitalization companies. Prior to such date, the Adviser's predecessor had applied its market neutral strategy to companies across the capitalization spectrum (I.E., large, medium and small capitalization companies). Since the inception of the market neutral strategy, however, the Adviser and its predecessor have maintained long and short positions of approximately the same dollar amounts within a given capitalization sector. The third enhancement to the Adviser's market neutral strategy occurred in October 1998 when the Adviser's predecessor combined the Earnings Change Model and the Investor

Sentiment Model into the Near-Term Prospects Model. Despite the three enhancements to the Adviser's market neutral strategy since 1989, the Barr Rosenberg Market Neutral Fund has investment objectives, policies and strategies substantially similar to those of the Private Accounts.

               YEARLY PERFORMANCE (%) -- MARKET NEUTRAL ACCOUNTS
            (ADJUSTED FOR FEES AND EXPENSES OF INSTITUTIONAL SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1990                    -1.15
1991                    -0.24
1992                     1.92
1993                    10.59
1994                     5.58
1995                     9.11
1996                    27.01
1997                    12.86
1998                     1.92

During all periods shown in the bar graph, the Market Neutral Accounts' highest quarterly return was 8.82% for the quarter ended December 31, 1996, and its lowest quarterly return was -3.08% for the quarter ended June 30, 1990.

PERFORMANCE TABLE

    This table shows how the Market Neutral Accounts' performance compares with the returns of 3-Month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 1998)

                                                                                                                      SINCE
                                                                                                         LAST 5     INCEPTION
                                                                                           LAST 1 YEAR    YEARS     (3/1/89)
                                                                                           -----------  ---------  -----------
Market Neutral Accounts (adjusted for the fees and expenses of Institutional Shares).....        1.92%      10.97%       6.85%

Market Neutral Accounts (adjusted for the fees and expenses of Investor Shares)..........        1.51%      10.53%       6.42%

3-Month U.S. Treasury Bills..............................................................        4.96%       5.02%       5.31%

    For the period January 1, 1999 through June 30, 1999, the aggregate (non-annualized total returns of the Market Neutral Accounts were -12.12% (based on fees and expenses of Institutional Shares) and -12.29% (based on fees and expenses of Investor Shares).

                            MARKET NEUTRAL ACCOUNTS
            (ADJUSTED FOR FEES AND EXPENSES OF INSTITUTIONAL SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                MARKET         3-MONTH U.S.
           NEUTRAL ACCOUNTS   TREASURY BILLS
3/31/89           $1,000,000      $1,000,000
3/31/90           $1,004,919      $1,084,182
3/31/91           $1,008,403      $1,164,291
3/31/92             $997,807      $1,223,003
3/31/93           $1,079,227      $1,263,726
3/31/94           $1,128,854      $1,302,293
3/31/95           $1,184,538      $1,365,377
3/31/96           $1,347,315      $1,439,813
3/31/97           $1,699,334      $1,514,079
3/31/98           $1,836,487      $1,593,287
3/31/99           $1,740,728      $1,669,805

           AVERAGE ANNUAL RETURNS (FOR PERIODS ENDED MARCH 31, 1999)

                                                                      1 YEAR ENDED     5 YEARS ENDED    10 YEARS ENDED
                                                                     MARCH 31, 1999   MARCH 31, 1999    MARCH 31, 1999
                                                                     ---------------  ---------------  -----------------
Market Neutral Accounts (adjusted for the fees and expenses of
  Institutional Shares)............................................         -5.16%            9.05%             5.70%

Market Neutral Accounts (adjusted for the fees and expenses of
  Investor Shares).................................................         -5.54%            8.61%             5.28%

3-Month U.S. Treasury Bills........................................          4.78%            5.09%             5.26%

                  THE ADVISER'S GENERAL INVESTMENT PHILOSOPHY

    The Adviser attempts to add value relative to a benchmark through a quantitative stock selection process, and seeks to diversify investment risk across the holdings in each Fund.

INVESTMENT PHILOSOPHY

    The Adviser's investment strategy is based on the belief that stock prices imperfectly reflect the present value of the expected future earnings of companies, their "fundamental value." The Adviser believes that market prices will converge towards fundamental value over time, and that therefore, if the Adviser can accurately determine fundamental value, and can apply a disciplined investment process to select those stocks that are currently undervalued (in the case of purchases) or overvalued (in the case of short sales), the Adviser will outperform a Fund's benchmark over time.

    The premise of the Adviser's investment philosophy is that there is a link between the price of a stock and the underlying financial and operational characteristics of the company. In other words, the price reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. The Adviser identifies and purchases those stocks that are undervalued (I.E., they are currently cheaper than similar stocks with the same characteristics) and engages in short sales with respect to those stocks that are overvalued (I.E., they are currently more expensive than similar stocks with the same characteristics). The Adviser believes that the market will recognize the "better value" and that the mispricing will be corrected as the stocks in the Fund's portfolios are purchased or sold by other investors.

    In determining whether or not a stock is attractive, the Adviser considers the company's current estimated fundamental value as determined by the Adviser's proprietary Appraisal Model, the company's future earnings, and investor sentiment toward the stock. The Adviser identifies and causes a Fund to purchase an undervalued stock and to hold it in the Fund's portfolio until the market recognizes and corrects for the misvaluation. Conversely, the Adviser identifies and causes a Fund to sell short an overvalued stock.

DECISION PROCESS

    The Adviser's decision process is a continuum. Its research function develops models that analyze the more than 12,000 securities in the Adviser's global universe, both fundamentally and technically. The portfolio management function optimizes each portfolio's composition, executes trades, and monitors performance and trading costs.

    The essence of the Adviser's approach is attention to important aspects of the investment process. Factors crucial to successful stock selection include:
(1) accurate and timely data on a large universe of companies; (2) subtle quantitative descriptors of value and predictors of changes in value; and (3) insightful definitions of similar businesses. The Adviser assimilates, checks and structures the input data on which its models rely. The Adviser believes that if the data is correct, the recommendations made by the system will be sound.

STOCK SELECTION

    Fundamental valuation of stocks is key to the Adviser's investment process, and the heart of the valuation process lies in the Adviser's proprietary Appraisal Model. An important feature of the Appraisal Model is the classification of companies into one or more of 170 groups of "similar" businesses. Each company is broken down into its individual business segments, and each segment is compared with similar business operations of other companies doing business in the same market. In most cases, the comparison is extended to include companies with similar business operations in different markets. The Adviser appraises the company's assets, operating earnings and sales within each business segment, accepting the market's valuation of that category of business as fair. The Adviser then integrates the segment appraisals into balance sheet, income statement, and sales valuation models for the total company, and simultaneously adjusts the segment appraisals to include appraisals for variables which are declared only for the total company, such as taxes, capital structure, and pension funding. The result is a single valuation for each of the companies followed. The Adviser considers the difference between the values of stocks as determined by its Appraisal model and the market prices of such stocks in deciding whether to purchase or sell stocks.

    The Adviser's proprietary Near-Term Prospects Model attempts to predict the earnings growth of companies over a one-year period. This Model examines, among other things, measures of company profitability as well as measures of investor sentiment towards a company, such as broker recommendations, analyst earnings estimates and prior market performance. The Adviser combines the results of this Model with the results of the Appraisal Model to measure the attractiveness of a stock for purchase or sale.

OPTIMIZATION

    The Adviser's portfolio optimization system attempts to construct a Fund portfolio that will outperform the relevant benchmark. The optimizer simultaneously considers both the results of the Adviser's stock selection models and risk in determining the benefit to a portfolio of a particular transaction. No transaction will be executed unless the opportunity offered by a purchase or sale candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs.

TRADING

    The Adviser's trading system aggregates the recommended transactions for a Fund and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs, and general market conditions. It relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.

    The network arrangements the Adviser has developed with Instinet Matching System (IMS) and Portfolio System for Institutional Trading (POSIT) facilitate large volume trading with little or no price disturbance and low commission rates.

    Accommodative trading (also referred to herein as the Adviser's "match system") allows institutional buyers and sellers of stock to electronically present the Adviser with their "interest" lists each morning. Any matches between the inventory that the brokers have presented and the Adviser's own recommended trades are signaled to the Adviser's traders. Because the broker is doing agency business and has a client on the other side of the trade, the Adviser expects that the other side will be accommodative in the price. The Adviser's objective in using this match system is to execute most trades on the Adviser's side of the bid/ask spread so as to minimize market impact.

    Package trades further allow the Adviser to trade large lists of orders simultaneously using state of the art tools such as the Instinet Real-Time System, Instinet Order Management System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities, either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include speed of execution, low commissions, anonymity and very low market impact.

    The Adviser continuously monitors trading costs to determine the impact of commissions and price disturbances on a Fund's portfolio.

                            MANAGEMENT OF THE TRUST

    The Trust's trustees oversee the general conduct of the Funds' business.

INVESTMENT ADVISER

    As of January 1, 1999, AXA Rosenberg Investment Management LLC (the "Adviser") succeeded Rosenberg Institutional Equity Management ("RIEM") as the Trust's investment adviser. The Adviser's address is AXA Rosenberg Investment Management LLC, Four Orinda Way, Building E, Orinda, CA 94563. The Adviser is responsible for making investment decisions for the Funds and managing the Funds' other affairs and business, subject to the supervision of the Board of Trustees. The Adviser provides investment advisory services to a number of institutional investors as well as the other portfolios of the Trust. As with the Adviser's predecessor, RIEM, in the past, each of the Funds will pay the Adviser a management fee for these services on a monthly basis. The Adviser will reduce its management fee and bear certain expenses until further notice (but in any event at least through March 31, 2000) to limit the Fund's total annual operating expenses. The Barr Rosenberg Market Neutral Fund, the Barr Rosenberg Double Alpha Market Fund and the Barr Rosenberg Select Sectors Market Neutral Fund paid the Adviser $4,808,025, $0 and $0, respectively, in fees during the fiscal year ended March 31, 1999. Management fees reprinted 1.74%, 0% and 0%, respectively, of the Barr Rosenberg Market Neutral Fund's, the Barr Rosenberg Double Alpha Market Fund's, and the Barr Rosenberg Select Sectors Market Neutral Fund's average daily net assets for that period.

PORTFOLIO MANAGERS

    BARR ROSENBERG MARKET NEUTRAL FUND AND BARR ROSENBERG DOUBLE ALPHA MARKET FUND. Management of the portfolio of each Fund is overseen by the Adviser's executive officers who are responsible for the design and maintenance of the Adviser's proprietary investment system, and by a portfolio manager who is responsible for research and monitoring each Fund's characteristic performance against the relevant benchmark and for monitoring cash balances. Dr. Rosenberg, Dr. Reid and F. William Jump, Jr., C.F.A., the portfolio manager, are responsible for the day-to-day management of the portfolios of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund. Dr. Rosenberg and Dr. Reid both have been employed by the Adviser or its predecessor since 1985. Mr. Jump has had numerous responsibilities including trading, applications programming, new product development and portfolio engineering since he joined the Adviser's predecessor in 1990. He received a B.A. from Swarthmore College in 1977 and an M.B.A. from The Wharton School, University of Pennsylvania in 1983.

    BARR ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND. Management of the Fund's portfolio is overseen by the Adviser's executive officers who are responsible for the design and maintenance of the Adviser's proprietary investment system, and by a portfolio manager who is responsible for research and monitoring the Fund's performance against its benchmark and for monitoring cash balances. Dr. Rosenberg, Dr. Reid and James Kan, C.F.A., the portfolio manager, are responsible for the day-to-day management of the Barr Rosenberg Select Sectors Market Neutral Fund's portfolio. Dr. Rosenberg and Dr. Reid both have been employed by the Adviser or its predecessor since 1985. Mr. Kan has had numerous responsibilities including trading, applications programming and portfolio engineering since he joined the Adviser's predecessor in 1990. He received a B.S. from the University of British Colombia in 1984, an M.S. from the University of Southern California in 1987 and an M.B.A. from the University of Chicago in 1990.

EXECUTIVE OFFICERS

    The biography of each of the executive officers of the Adviser is set forth below. Kenneth Reid is also a Trustee of the Trust.

    BARR ROSENBERG. Dr. Rosenberg is the Director of Research of the Adviser, Chairman of AXA Rosenberg Group LLC, the parent of the Adviser, and Managing Director of Barr Rosenberg Research Center LLC. As such, he has ultimate responsibility for the Adviser's securities valuation and portfolio optimization systems used to manage the Funds and for the implementation of the decisions developed therein. His area of special concentration is the design of the Adviser's proprietary securities valuation models.

    Dr. Rosenberg earned a B.A. degree from the University of California, Berkeley, in 1963. He earned an M.Sc. from the London School of Economics in 1965, and a Ph.D. from Harvard University, Cambridge, Massachusetts, in 1968. From 1968 until 1983, Dr. Rosenberg was a Professor of Finance, Econometrics, and Economics at the School of Business Administration at the University of California, Berkeley. Concurrently, from 1968 until 1974, Dr. Rosenberg worked as a consultant in applied decision theory in finance, banking and medicine. In 1975, he founded Barr Rosenberg Associates, a financial consulting firm (now known as BARRA) where he was a managing partner, and later chief scientist until his departure in 1986. Dr. Rosenberg, the founder of the Berkeley Program in Finance, has experience in the modeling of complex processes with substantial elements of risk. From 1985 to 1998, he was the founder and Managing General Partner of Rosenberg Institutional Equity Management, the predecessor company to the Adviser.

    KENNETH REID. Dr. Reid is the Chief Executive Officer of the Adviser. His work is focused on the design and estimation of the Adviser's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of the Adviser's securities valuation models. Patterns of short-term price behavior discussed by Dr. Reid as part of his Ph.D. dissertation have been refined and incorporated into the Adviser's proprietary valuation and trading systems.

    Dr. Reid earned both a B.A. degree (1973) and an M.D.S. (1975) from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship. From 1981 until June 1986, Dr. Reid worked as a consultant at BARRA in Berkeley, California. His responsibilities included estimating multiple-factor risk models, designing and evaluating active management strategies, and serving as an internal consultant on econometric matters in finance. From 1986 to 1998, Dr. Reid was a general partner of Rosenberg Institutional Equity Management, the predecessor company of the Adviser.

    WILLIAM RICKS. Dr. Ricks is the Chief Investment Officer of the Adviser. His primary responsibilities are the various aspects of the investment process: trading, operations, portfolio engineering, and portfolio construction. He is responsible for the implementation of the investment strategies that are designed by the Research Center.

    Dr. Ricks earned a B.S. from the University of New Orleans, Louisiana and a Ph.D. from the University of California, Berkeley in 1980. He worked as a senior accountant for Ernst & Ernst in New Orleans from 1974 to 1976. He was a financial and managerial accounting instructor at the University of California, Berkeley from 1978 to 1979, after which he was an associate professor of finance and accounting at Duke University until 1989. From 1989 to 1998, he was a research associate, a portfolio engineer and the Director of Accounting Research at Rosenberg Institutional Equity Management, the predecessor company of the Adviser.

INDEPENDENT TRUSTEES

    William F. Sharpe, Nils H. Hakansson and Dwight M. Jaffee are the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser.

    William F. Sharpe is the STANCO 25 Professor Emeritus of Finance at Stanford University's Graduate School of Business. He joined the Stanford faculty in 1970, having previously taught at the University of Washington and the University of California at Irvine. He was one of the originators of the Capital Asset Pricing Model, developed the Sharpe ratio for investment performance analysis, the binomial method for the valuation of options, the gradient algorithm for asset allocation optimization, and returns-based style analysis for evaluating the style and performance of investment funds.

    Dr. Sharpe has published articles in a number of professional journals, including Management Science, The Journal of Business, The Journal of Finance, The Journal of Financial Economics, The Journal of Financial and Quantitative Analysis, The Journal of Portfolio Management, and The Financial Analysts' Journal. He has also written six books, including Portfolio Theory and Capital Markets (McGraw-Hill, 1970), Asset Allocation Tools (Scientific Press, 1987), Fundamentals of Investments (with Gordon J. Alexander and Jeffrey Bailey, Prentice-Hall, 1993), and Investments (with Gordon J. Alexander and Jeffrey Bailey, Prentice-Hall, 1998)

    Dr. Sharpe is past President of the American Finance Association. In 1990 he received the Nobel Prize in Economic Sciences. He received his Ph.D., M.A. and B.A. in Economics from the University of California at Los Angeles. He is also the recipient of a Doctor of Humane Letters, Honoris Causa from DePaul University as well as the UCLA Medal, UCLA's highest honor. Dr. Sharpe also serves on the board of the Smith-Breeden Mutual Funds. He is also Chairman of the Board of Financial Engines, a firm that provides electronic investment advice to individuals.

    Professor Hakansson is the Sylvan C. Coleman Professor of Finance and Accounting at the Haas School of Business, University of California, Berkeley. He is a former member of the faculty at UCLA as well as at Yale University. At Berkeley, he served as Director of the Berkeley Program in Finance (1988-1991) and as Director of the Professional Accounting Program (1985-1988). Professor Hakansson is a Certified Public Accountant and spent three years with Arthur Young & Company prior to receiving his Ph.D. from UCLA in 1966. He has twice been a Visiting Scholar at Bell Laboratories in New Jersey and was, in 1975, the Hoover Fellow at the University of New South Wales in Sydney and, in 1982, the Chevron Fellow at Simon Fraser University in British Columbia. In 1984, Professor Hakansson was a Special Visiting Professor at the Stockholm School of Economics, where he was also awarded an honorary doctorate in economics. He is a past president of the Western Finance Association (1983-1984). Professor Hakansson has published a number of articles in academic journals and in professional volumes. Many of his papers address various aspects of asset allocation procedures as well as topics in securities innovation, information economics and financial reporting. He has served on the editorial boards of several professional journals and been a consultant to the RAND Corporation and a number of investment organizations. Professor Hakansson is a member of the board of two foundations and a past board member of SuperShare Services Corporation and of Theatrix Interactive, Inc. He is also a Fellow of the Accounting Researchers International Association and a member of the Financial Economists Roundtable.

    Professor Jaffee is the Willis H. Booth Professor of Banking and Finance at the Haas School of Business, University of California, Berkeley. He was previously a Professor of Economics at Princeton University for many years, where he served as the Vice Chairman of the faculty. At Berkeley, he serves on a continuing basis as the Co-chairman of the Fisher Center for Real Estate and Urban Economics and as the Director of the UC Berkeley-St. Petersburg University (Russia) School of Management Program. He has been a Visiting Professor at many Universities around the world, most recently at the University of Aix/Marseille in France and at the European University in Florence Italy. Professor Jaffee has authored five books and numerous articles in academic and professional journals. His research has focused on three key financial markets: business lending, real estate finance, and catastrophe insurance. His current research is focused on methods for securitizing real estate finance and catastrophe insurance risks, and on the impact of international trade on the U.S. computer industry. He has served on the editorial boards of numerous academic journals, and has been a consultant to a number of U.S. government agencies and to the World Bank. In the past, Professor Jaffee has been a member of the Board of Directors of various financial institutions, including the Federal Home Loan Bank of New York. He is currently a Visiting Scholar at the Federal Reserve Bank of San Francisco.

DISTRIBUTOR

    Investor Shares of each Fund are sold on a continuous basis by the Company's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor's principal offices are located at 90 Park Avenue, New York, New York 10016. Institutional Shares are sold directly by the Trust.

    Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust, such shares are subject to an annual distribution and shareholder service fee (the "Distribution and Shareholder Service Fee") of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Distribution and Shareholder Service Plan (the "Distribution and Shareholder Service Plan") adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Currently, each Fund pays the Distributor an annual Distribution and Shareholder Service Fee of 0.25% of the average daily net assets attributable to Investor Shares. Expenses and services for which the Distributor may be reimbursed include, without limitation, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Investor Shares, printing of prospectuses and reports for other than existing Investor shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to Investor shareholders. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that, although the trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Distribution and Shareholder Service Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other paying types of sales charges.

                                MULTIPLE CLASSES

    As indicated previously, the Funds offer two classes of shares to investors, with eligibility depending on the amount invested in a particular Fund. The two classes of shares are Institutional Shares and Investor Shares. The following table sets forth basic investment and fee information for each class.

                                                                                                  ANNUAL DISTRIBUTION
                                                                     MINIMUM FUND    SUBSEQUENT     AND SHAREHOLDER
NAME OF CLASS                                                        INVESTMENT*    INVESTMENTS*      SERVICE FEE
------------------------------------------------------------------  --------------  ------------  -------------------
Institutional Shares..............................................   $  1 million    $   10,000             None
Investor Shares...................................................   $      2,500    $      500             0.25%

------------------------

* Certain exceptions apply. See "-- Institutional Shares" and "-- Investor Shares" below.

    The offering price of Fund shares is based on the net asset value per share next determined after an order is received. See "Purchasing Shares," "How the Trust Prices Shares of the Funds -- Determination of Net Asset Value" and "Redemption of Shares."

INSTITUTIONAL SHARES

    Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) plans and individuals. In order to be eligible to purchase Institutional Shares, an institution, plan or individual must make an initial investment of at least $1 million in the particular Fund. In its sole discretion, the Adviser may waive this minimum investment requirement and the Adviser intends to do so for employees of the Adviser, for the spouse, parents, children, siblings, grandparents or grandchildren of such employees, for employees of the Administrator and for Trustees of the Trust who are not interested persons of the Trust or Adviser and their spouses. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.

INVESTOR SHARES

    Investor Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor Shares, an investor must make an initial investment of at least $2,500 in the particular Fund. In its sole discretion, the Adviser may waive this minimum investment requirement. Investor Shares are subject to an annual Distribution and Shareholder Service Fee equal to 0.25% of the average daily net assets attributable to Investor Shares, and the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for subtransfer and subaccounting services in connection with such shares. As described above, the Distribution and Shareholder Service Plan permits payments of up to 0.25% of the Funds' average daily net assets attributable to Investor Shares. See "Management of the Trust -- Distributor."

GENERAL

    The Distribution and Shareholder Service Fee charged with respect to Investor Shares is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of shareholder services to holders of Investor Shares of the Trust.

    Shares of the Funds may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (collectively, "Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services provided by the Shareholder Organization. Each such Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions of Fund shares. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASING SHARES

    The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Funds -- Determination of Net Asset Value." Investors may be charged an additional fee by their broker or agent if they effect transactions through such persons.

INITIAL CASH INVESTMENTS BY WIRE

    Subject to acceptance by the Trust, shares of the Funds may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to 4:00 p.m., New York Time, of the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be overnighted to the Trust at Barr Rosenberg Series Trust c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021.

INITIAL CASH INVESTMENTS BY MAIL

    Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

    The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds.

ADDITIONAL CASH INVESTMENTS

    Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "-- Initial Cash Investments by Mail" (payable to Barr Rosenberg Series Trust) or by wiring monies as noted under "-- Initial Cash Investments by Wire." Notification must be given at 1-800-447-3332 prior to 4:00 p.m., New York time, of the wire date. The minimum amounts for additional cash investments are $10,000 for Institutional Shares and $500 for Investor Shares. In its sole discretion, the Adviser may waive the minimum additional investment requirements.

INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)

    Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of a Fund in exchange for stocks is subject in each case to the determination by the Adviser that the stocks to be exchanged are acceptable. Securities accepted by the Adviser in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Funds -- Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered.

    The Adviser will not approve the acceptance of securities in exchange for Fund shares unless (i) the Adviser, in its sole discretion, believes the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

OTHER PURCHASE INFORMATION

    An eligible shareholder may also participate in the Barr Rosenberg Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in Investor Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program with a minimum initial investment of $2,500 and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. You may contact the Trust for more information about the Barr Rosenberg Automatic Investment Program.

    For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Distributor. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before 4:00 p.m., New York time, of that day. In the case of a purchase in-kind of Institutional Shares, the investor's securities must be placed on deposit at DTC prior to 10:00 a.m., New York time. If the consideration is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No third party or foreign checks will be accepted.

    The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in the judgment of the Adviser, such suspension or rejection would be in the best interests of the Trust or a Fund.

    Purchases of each Fund's shares may be made in full or in fractional shares of such Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                                  IRA ACCOUNTS

    Investor Shares of the Funds may be used as a funding medium for IRAs. The minimum initial investment for an IRA is $2,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                              REDEMPTION OF SHARES

    Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption.

BY MAIL

    The Trust will redeem its shares at the net asset value next determined after the request is received in "good order." See "How the Trust Prices Shares of the Funds -- Determination of Net Asset Value." Requests should be addressed to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

    Requests in "good order" must include the following documentation:

        (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        (b) any required signature guarantees; and

        (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

    To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE

    Provided the Telephone Redemption Option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Transfer Agent at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, and not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Telephone Redemption will be suspended for a period of 10 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN

    An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

FURTHER REDEMPTION INFORMATION

    The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

    If the Adviser determines, in its sole discretion, that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment to an Institutional Shareholder wholly or partly in cash, such Fund may pay the redemption price of Institutional Shares in whole or in part by a distribution in kind of readily marketable securities held by such Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Funds' procedures for valuation described under "How the Trust

Prices Shares of the Funds -- Determination of Net Asset Value." Securities distributed by a Fund in kind will be selected by the Adviser in light of each Fund's objective and will not generally represent a PRO RATA distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

    The Trust may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to fairly determine the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                               EXCHANGING SHARES

    The Funds offer two convenient ways to exchange shares in one Fund for shares of another Fund. Shares of a particular class of a Fund may be exchanged only for shares of the same class in another Fund. There is no sales charge on exchanges. Before engaging in an exchange transaction, a shareholder should read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of the same class of another Fund that is not qualified for sale in the state of the shareholder's residence. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time.

    An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

    A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.

EXCHANGE BY MAIL

    To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

EXCHANGE BY TELEPHONE

    To exchange Fund shares by telephone or to ask questions about the exchange privilege, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. The telephone exchange privilege will be suspended for a period of 10 business days following a telephonic address change.

                    HOW THE TRUST PRICES SHARES OF THE FUNDS

    The price of each Fund's shares is based on its net asset value as next determined after receipt of a purchase order.

    For purposes of calculating the purchase price of Fund shares, if it does not reject a purchase order, the Trust considers an order received on the day that it receives a check or money order on or before 4:00 p.m., New York Time. If the Trust receives the payment after the deadline, it will base the purchase price of Fund shares on the next determination of net asset value of Fund shares.

    The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or Funds or to reject purchase orders when the Adviser believes that suspension or rejection would be in the best interests of the Trust.

    Purchases of each Fund's shares may be made in full or in fractional shares of the relevant Fund calculated to three decimal places. In the interest of economy and convenience, the Trust will not issue certificates for shares.

DETERMINATION OF NET ASSET VALUE

    The net asset value of each class of shares of the Funds will be determined once on each day on which the New York Stock Exchange is open as of 4:00 p.m., New York time. The net asset value per share of each class of a Fund is determined by dividing the particular class's proportionate interest in the total market value of the Fund's portfolio investments and other assets, less any applicable liabilities, by the total outstanding shares of that class of the Fund. Specifically, each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a particular class plus that class's distribution and shareholder service expenses, if any, and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets. The resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share.

    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price or the most recent quoted ask price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                                 DISTRIBUTIONS

    Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). Each Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryover. Each Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

    All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Administrator.

    If you elect to receive distributions in cash and checks (i) are returned and marked as "undeliverable" or (ii) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES

    Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund distributes, as dividends, substantially all of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year and otherwise qualifies for the special rules governing the taxation of regulated investment companies, the Fund itself will not pay federal income tax on the amount distributed. Such dividends will be taxable to shareholders subject to income tax as ordinary income. Distributions of long-term capital gains (generally taxed at 20%) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares. Distributions will be taxed as described above whether received in cash or in shares through the reinvestment of distributions. A distribution paid to shareholders by a Fund in January of a year is generally deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

    To the extent such investments are permissible for a Fund, the Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

    The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Funds in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                               OTHER INFORMATION

    Each Fund's investment performance may from time to time be included in advertisements about such Fund. Total return for a Fund is measured by comparing the value of an investment in such Fund at the beginning of the relevant period to the redemption value of the investment in such Fund at the end of such period (assuming immediate reinvestment of any dividends or capital gains distributions). All data are based on a Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                              FINANCIAL HIGHLIGHTS

    The financial highlights tables are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Funds' Statement of Additional Information, or SAI.

                       BARR ROSENBERG MARKET NEUTRAL FUND

                                                  INSTITUTIONAL SHARES                       INVESTOR SHARES
                                          ------------------------------------     ------------------------------------
                                           FOR THE YEAR       FOR THE PERIOD        FOR THE YEAR       FOR THE PERIOD
                                              ENDED                ENDED               ENDED                ENDED
                                          MARCH 31, 1999     MARCH 31, 1998(a)     MARCH 31, 1999     MARCH 31, 1998(b)
                                          --------------     -----------------     --------------     -----------------
Net asset value, beginning of period....  $       9.97       $         10.00       $       9.96       $         10.00
                                          --------------            --------            -------               -------
Income from investment operations:
  Net investment income/(loss)..........          0.29**                0.10**             0.25**                0.08**
  Net realized and unrealized
    gain/(loss) on investments..........         (1.00)                (0.13)             (1.00)                (0.12)
                                          --------------            --------            -------               -------
    Total from investment operations....         (0.71)                (0.03)             (0.75)                (0.04)
                                          --------------            --------            -------               -------
Distributions to shareholders from:
  Net investment income.................         (0.27)                   --              (0.23)                   --
  Net realized gain on investments......            --                    --                 --                    --
                                          --------------            --------            -------               -------
    Total distributions to
      shareholders......................         (0.27)                   --              (0.23)                   --
                                          --------------            --------            -------               -------
Net asset value, end of period..........  $       8.99       $          9.97       $       8.98       $          9.96
                                          --------------            --------            -------               -------
                                          --------------            --------            -------               -------
Total return............................         (7.31)%               (0.30)%            (7.66)%               (0.40)%
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
  Net assets, end of period (000).......  $    162,404       $       168,080       $     37,387       $        35,223
  Net investment income/(loss) before
    waivers/reimbursements..............          2.75%                 2.72%*             2.31%                 2.28%*
  Net investment income/(loss) net of
    waivers/reimbursements..............          2.97%                 3.31%*             2.53%                 2.82%*
  Expenses before waivers/
    reimbursements and dividend
    expense.............................          3.07%                 3.33%*             3.52%                 3.87%*
  Expenses (including dividend expense)
    net of waivers/reimbursements.......          2.85%                 2.75%*             3.31%                 3.34%*
  Expenses (excluding dividend expense)
    net of waivers/reimbursements.......          2.00%                 2.00%*             2.45%                 2.50%*
  Portfolio Turnover Rate...............        205.32%               232.93%            205.32%               232.93%

------------------------

*   Annualized.

**  Calculated based on the average shares outstanding during the period.

(a) From commencement of operations on December 16, 1997 to March 31, 1998.

(b) From commencement of operations on December 18, 1997 to March 31, 1998.

                    BARR ROSENBERG DOUBLE ALPHA MARKET FUND

                                                                                   INSTITUTIONAL
                                                                                      SHARES         INVESTOR SHARES
                                                                                 -----------------  -----------------
                                                                                  FOR THE PERIOD     FOR THE PERIOD
                                                                                       ENDED              ENDED
                                                                                 MARCH 31, 1999(a)  MARCH 31, 1999(a)
                                                                                 -----------------  -----------------
Net asset value, beginning of period...........................................      $   10.00          $   10.00
                                                                                       -------            -------
Income from investment operations:
  Net investment income/(loss).................................................           0.26               0.21
  Net realized and unrealized gain/(loss) on investments.......................          (0.21)             (0.20)
                                                                                       -------            -------
    Total from investment operations...........................................           0.05               0.01
                                                                                       -------            -------
Distributions to shareholders from:
  Net investment income........................................................          (0.24)             (0.22)
  Net realized gain on investments.............................................             --                 --
                                                                                       -------            -------
    Total distributions to shareholders........................................          (0.24)             (0.22)
                                                                                       -------            -------
Net asset value, end of period.................................................      $    9.81          $    9.79
                                                                                       -------            -------
                                                                                       -------            -------
Total return...................................................................           0.53%              0.18%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)..............................................      $   7,032          $     257
  Net investment income/(loss) before waivers/reimbursements...................           1.18%*             1.39%*
  Net investment income/(loss) net of waivers/reimbursements...................           2.81%*             3.07%*
  Expenses before waivers/reimbursements.......................................           1.98%*             2.14%*
  Expenses net of waivers/reimbursements.......................................           0.35%*             0.45%*
  Portfolio Turnover Rate......................................................         154.45%            154.45%

------------------------

*   Annualized.

(a) From commencement of operations on April 22, 1998 to March 31, 1999.

               BARR ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND

                                                                                   INSTITUTIONAL
                                                                                      SHARES         INVESTOR SHARES
                                                                                 -----------------  -----------------
                                                                                  FOR THE PERIOD     FOR THE PERIOD
                                                                                       ENDED              ENDED
                                                                                 MARCH 31, 1999(a)  MARCH 31, 1999(b)
                                                                                 -----------------  -----------------
Net asset value, beginning of period...........................................      $   10.00          $   10.00
                                                                                       -------            -------
Income from investment operations:
  Net investment income/(loss).................................................           0.11               0.07
  Net realized and unrealized gain/(loss) on investments.......................           0.40               0.40
                                                                                       -------            -------
    Total from investment operations...........................................           0.51               0.47
                                                                                       -------            -------
Distributions to shareholders from:
  Net investment income........................................................          (0.05)             (0.04)
  Net realized gain on investments.............................................             --                 --
                                                                                       -------            -------
    Total distributions to shareholders........................................          (0.05)             (0.04)
                                                                                       -------            -------
Net asset value, end of period.................................................      $   10.46          $   10.43
                                                                                       -------            -------
                                                                                       -------            -------
Total return...................................................................           5.14%              4.71%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)..............................................      $  28,814          $     539
  Net investment income/(loss) before waivers/reimbursements...................           2.00%*             1.30%*
  Net investment income/(loss) net of waivers/reimbursements...................           3.15%*             2.26%*
  Expenses before waivers/reimbursements and dividend expense..................           3.90%*             3.73%*
  Expenses (including dividend expense) net of waivers/ reimbursements.........           2.75%*             2.77%*
  Expenses (excluding dividend expense) net of waivers/ reimbursements.........           1.25%*             1.46%*
  Portfolio Turnover Rate......................................................         145.22%            145.22%

------------------------

*   Annualized.

(a) From commencement of operations on October 19, 1998 to March 31, 1999.

(b) From commencement of operations on November 11, 1998 to March 31, 1999.

The Funds' statement of additional information ("SAI") dated July 30, 1999 contains additional information about the Funds. It is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. You may obtain free copies of the SAI and the Funds' annual and semi-annual reports, request other information about the Funds, or make shareholder inquiries by writing to the Trust at the address below or by telephoning 1-800-447-3332.

The SAI has been filed with the Securities and Exchange Commission. You may review and copy information about the Funds, including the SAI, at the Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the Public Reference Room. The Commission maintains a World Wide Web site at http://www.sec.gov, which contains reports and other information about the Funds. You may also obtain copies of these materials, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

ADDRESS CORRESPONDENCE TO:
Barr Rosenberg Series Trust
3435 Stelzer Road
Columbus, Ohio 43219
1-800-447-3332

SHAREHOLDER SERVICES
1-800-555-5737 (Institutional Shares)
1-800-447-3332 (Investor Shares)

ADVISER
AXA Rosenberg Investment Management LLC
Four Orinda Way, Building E
Orinda, CA 94563

Additional Information about the Adviser may be found on the World Wide Web at http://www.axarosenberg.com

ADMINISTRATOR, TRANSFER AND DIVIDEND PAYING AGENT

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN OF ASSETS
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94104

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110                           BRG - 0037

Investment Company Act File No. 811-05547

[LOGO]
BARR
ROSENBERG
SERIES
TRUST

- Barr Rosenberg Market Neutral Fund

- Barr Rosenberg Double Alpha Market Fund

- Barr Rosenberg Select Sectors Market
        Neutral Fund

Prospectus
July 30, 1999

                           BARR ROSENBERG SERIES TRUST

                       BARR ROSENBERG MARKET NEUTRAL FUND
                     BARR ROSENBERG DOUBLE ALPHA MARKET FUND
                BARR ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 30, 1999

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus of the Barr Rosenberg Market Neutral Fund, the Barr Rosenberg Double Alpha Market Fund and the Barr Rosenberg Select Sectors Market Neutral Fund of Barr Rosenberg Series Trust dated July 30, 1999 (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.





MKT485A

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . .  3

MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . . . .  5

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .  5

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . .  7

MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . .  9

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . 12

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

TOTAL RETURN CALCULATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 18

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES . . . . . . . . . . . . . . 20

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . 24

PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . 24

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

                         INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the Barr Rosenberg Market Neutral Fund, the Barr Rosenberg Double Alpha Market Fund and the Barr Rosenberg Select Sectors Market Neutral Fund (each, a "Fund" and collectively, the "Funds") of Barr Rosenberg Series Trust (the "Trust") are summarized in the Prospectus under the heading "Risk/Return Summary" and described in more detail in the Prospectus under the headings "Principal Investment Strategies" and "Principal Risks."

     The following is an additional description of certain investments of the Funds.

     SHORT SALES (ALL FUNDS). The Barr Rosenberg Market Neutral Fund and the Barr Rosenberg Select Sectors Market Neutral Fund will seek, and the Barr Rosenberg Double Alpha Market Fund may seek, to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

     S&P 500 INDEX FUTURES AND RELATED OPTIONS (BARR ROSENBERG DOUBLE ALPHA MARKET FUND ONLY). An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 Index from time to time. Entering into a contract to buy units of the S&P 500 Index is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index. Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The Barr Rosenberg Double Alpha Market Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

     In contrast to a purchase of common stock, no price is paid or received by the Barr Rosenberg Double Alpha Market Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The types of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

     A position in Index Futures may be closed out only if there is a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Barr Rosenberg Double Alpha Market Fund would continue to be required to make daily cash payments of variation margin.

     Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract purchase is effected by entering into a futures contract sale for the same aggregate amount of the specified financial instrument with the same delivery date. If the offsetting sale price exceeds the purchase price, the Barr Rosenberg Double Alpha Market Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

     Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Barr Rosenberg Double Alpha Market Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

                        MISCELLANEOUS INVESTMENT PRACTICES

     PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The portfolio turnover rate for the Barr Rosenberg Market Neutral Fund for the fiscal year ended March 31, 1999 was 205.32%. The portfolio turnover rates for the Barr Rosenberg Double Alpha Market Fund and the Barr Rosenberg Select Sectors Market Neutral Fund for the period from inception to March 31, 1999 were 154.45% and 145.22%, respectively. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

     NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                              INVESTMENT RESTRICTIONS

     Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin (in the case of the Barr Rosenberg Double Alpha Market Fund only). Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     (7) Concentrate more than 25% of the value of its total assets in any one industry.

     (8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or by an exemptive order issued by the Securities and Exchange Commission. Under the 1940 Act, no registered investment company may generally (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.) The Barr Rosenberg Double Alpha Market Fund has received an exemptive order from the Securities and Exchange Commission allowing it to invest in securities other than those described in
Section 2(d)(1)(G) of the Investment Company Act of 1940, as amended (the "1940 Act") while investing without limit in the Barr Rosenberg Market Neutral Fund.

     (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

     (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities.

     (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

     Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

     It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

     (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).

     (b) Write, purchase or sell options on particular securities (as opposed to market indices).

     (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

     (d) Make investments for the purpose of exercising control of a company's management.

     (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                   INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. In order to qualify as a "regulated investment company" and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     As described in the Prospectus under the heading "Distributions," each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gains, if any, after giving effect to any available capital loss carryover. Net capital gain is the excess of net gains from assets held for more than one year over net losses from capital assets held for not more than one year. In order to avoid an excise tax imposed on certain undistributed income, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, and (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31.

     In general, all dividend distributions derived from ordinary income and short-term capital gain are taxable to investors as ordinary income. Distributions of long-term gains (generally taxed at a 20% rate) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. The dividends-received deduction for corporations will generally apply to a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

     Each Fund is generally required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). However, the general back-up withholding rules set forth above will not apply to tax-exempt entities so long as each such entity furnishes a Fund with an appropriate certificate.

         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

     To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Pursuant to the 1997 Act, new "constructive sale" provisions apply to activities by the Funds which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when a Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                             MANAGEMENT OF THE TRUST

 The Trust's trustees oversee the general conduct of the Funds' business. The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

-------------------------------------------------------------------------------------------------------------------------
Name (Age)                                Position with the Trust                 Principal Occupation
-------------------------------------------------------------------------------------------------------------------------
Barr M. Rosenberg (56)                    Vice President                          Director of Research, AXA Rosenberg
                                                                                  Investment Management LLC, January
                                                                                  1999 to present; Chairman, AXA
                                                                                  Rosenberg Group LLC, January 1999 to
                                                                                  present; Director, Barr Rosenberg
                                                                                  Research Center LLC, January 1999 to
                                                                                  present; Managing General Partner and
                                                                                  Chief Investment Officer, Rosenberg
                                                                                  Institutional Equity Management,
                                                                                  January 1985 to December 1998.
-------------------------------------------------------------------------------------------------------------------------
Kenneth Reid* (49)                        Trustee                                 Chief Executive Officer, AXA
                                                                                  Rosenberg Investment Management LLC,
                                                                                  January 1999 to present; General
                                                                                  Partner and Director of Research,
                                                                                  Rosenberg Institutional Equity
                                                                                  Management, June 1986 to December 1998.
-------------------------------------------------------------------------------------------------------------------------
Marlis S. Fritz (49)                      Vice President                          Vice Chairman and Global Marketing
                                                                                  Director, AXA Rosenberg Group LLC,
                                                                                  January 1999 to present; Managing
                                                                                  Director AXA Rosenberg Global Services
                                                                                  LLC, January 1999 to present; General
                                                                                  Partner and Director of Marketing,
                                                                                  Rosenberg Institutional Equity
                                                                                  Management, April 1985 to December
                                                                                  1998.
-------------------------------------------------------------------------------------------------------------------------
Nils H. Hakansson (61)                    Trustee                                 Sylvan C. Coleman
                                                                                  Professor of Finance and
-------------------------------------------------------------------------------------------------------------------------


                                                            9


-------------------------------------------------------------------------------------------------------------------------
                                                                                  Accounting, Haas School of Business,
                                                                                  University of California, Berkeley,
                                                                                  June 1969 to present; Director,
                                                                                  Supershare Services Corporation
                                                                                  (investment management), Los Angeles,
                                                                                  California, November 1989 to 1995.
-------------------------------------------------------------------------------------------------------------------------
William F. Sharpe (64)                    Trustee                                 STANCO 25 Professor Emeritus of Finance,
                                                                                  Stanford  University, September 1995
                                                                                  to June 1999; Professor of Finance,
                                                                                  Stanford University, September 1992
                                                                                  to September 1995; Timken Professor
                                                                                  Emeritus of Finance, Stanford
                                                                                  University, September 1989 to September
                                                                                  1992; Timken Professor of Finance,
                                                                                  Stanford University, September 1970 to
                                                                                  1989; Chairman, Financial Engines
                                                                                  Incorporated, Los Altos, California
                                                                                  (electronic investment advice),
                                                                                  March 1996 to present.
-------------------------------------------------------------------------------------------------------------------------
Dwight M. Jaffee (55)                     Trustee                                 Booth Professor of Banking, Finance
                                                                                  and Real Estate, Haas School of
                                                                                  Business, University of California,
                                                                                  Berkeley, California July 1991 to present;
                                                                                  Professor of Economics, Princeton
                                                                                  University, July 1968 to July 1991.
-------------------------------------------------------------------------------------------------------------------------
Po-Len Hew (32)                           Treasurer                               Director of Finance, AXA Rosenberg
                                                                                  Global Services LLC, January 1999 to
                                                                                  present; Chief Financial Officer, Barr
                                                                                  Rosenberg Investment Management Inc.,
                                                                                  April 1994 to December 1998; Accounting
                                                                                  Manager, Rosenberg Institutional
                                                                                  Equity Management, October 1989 to
                                                                                  December 1998.
-------------------------------------------------------------------------------------------------------------------------
Sara Ronan (39)                           Clerk                                   Global Services Coordinator and
                                                                                  Paralegal, AXA Rosenberg Global
                                                                                  Services LLC, January 1999 to
                                                                                  present; Paralegal, Barr Rosenberg
                                                                                  Investment Management, September 1997
                                                                                  to December 1998;
-------------------------------------------------------------------------------------------------------------------------


                                                            10


-------------------------------------------------------------------------------------------------------------------------
                                                                                  Director of Marketing, MIG Realty
                                                                                  Advisors, January 1996 to September
                                                                                  1997; Vice President, Liquidity
                                                                                  Financial Advisors, May, 1985 to
                                                                                  January 1996.
-------------------------------------------------------------------------------------------------------------------------
Edward H. Lyman (55)                      Vice President                          Chief Operating Officer, AXA
                                                                                  Rosenberg Group LLC, January 1999 to
                                                                                  present; Chief Executive Officer,
                                                                                  AXA Rosenberg Global Services LLC,
                                                                                  January 1999 to present; Executive Vice
                                                                                  President, Barr Rosenberg Investment
                                                                                  Management, Inc. and General Counsel to
                                                                                  the Rosenberg Group of companies, 1990
                                                                                  to present.
-------------------------------------------------------------------------------------------------------------------------
Richard L. Saalfeld (55)                  President                               President and Chief Executive Officer,
                                                                                  Barr Rosenberg Mutual Funds, a division
                                                                                  of AXA Rosenberg Investment Management
                                                                                  LLC, January 1999 to present; President
                                                                                  and Chief Executive Officer of mutual
                                                                                  fund unit of Rosenberg Institutional
                                                                                  Equity Management, June 1996 to December
                                                                                  1998; Consultant to Rosenberg
                                                                                  Institutional Equity Management,
                                                                                  September 1995 to May 1996; Chairman and
                                                                                  Chief Executive Officer of CoreLink
                                                                                  Resources, Inc. (mutual fund marketing
                                                                                  organization), Concord, California,
                                                                                  April 1993 to August 1995; Consultant,
                                                                                  December 1992 to March 1993.
-------------------------------------------------------------------------------------------------------------------------

-------------------------
* Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust or the Adviser.

     The mailing address of each of the officers and Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

     The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.


     The Trust pays the Trustees other than those who are interested persons of the Trust or Adviser an annual fee of $45,540 plus $4,950 for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Adviser. The following table sets forth information concerning the total compensation paid to each of the Trustees who are not interested persons of the Trust or Adviser in the fiscal year ended March 31, 1999:

-------------------------------------------------------------------------------------------------------------------------
Name of Person,           Aggregate               Pension or Retirement   Estimated Annual        Total Compensation
Position                  Compensation from       Benefits Accrued as     Benefits upon           from Registrant
                          Registrant              Part of Fund Expenses   Retirement              and Fund Complex*
                                                                                                  Paid to Directors
-------------------------------------------------------------------------------------------------------------------------
Nils H.
Hakansson Trustee         $68,145                 $0                      $0                      $68,145
-------------------------------------------------------------------------------------------------------------------------
William F.
Sharpe Trustee            $68,145                 $0                      $0                      $68,145
-------------------------------------------------------------------------------------------------------------------------
Dwight M.
Jaffee                    $29,947.50              $0                      $0                      $29,947.50
Trustee
-------------------------------------------------------------------------------------------------------------------------

* The Fund Complex consists of seven funds: the U.S. Small Capitalization Series, the International Small Capitalization Series, the Japan Series, the Barr Rosenberg Market Neutral Fund, the Barr Rosenberg Double Alpha Market Fund, the Barr Rosenberg Select Sectors Market Neutral Fund and the Barr Rosenberg VIT Market Neutral Fund. The Barr Rosenberg VIT Market Neutral Fund had not commenced operations as of March 31, 1999.

         Messrs. Rosenberg, Reid, Lyman and Saalfeld and Ms. Fritz, Ronan and Hew, each being an officer or employee of the Adviser or its affiliates, will each benefit from the management fees paid by the Trust to the Adviser, but receive no direct compensation from the Trust.

                        INVESTMENT ADVISORY AND OTHER SERVICES

     INVESTMENT ADVISORY CONTRACTS. As disclosed in the Prospectus under the heading "Management of the Trust," under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and AXA Rosenberg Investment Management LLC (the "Adviser"), subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, the Adviser will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Adviser furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Adviser. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Adviser, at no cost, certain research, statistical and quotation services of value to the Adviser in advising the Trust or its other clients.

     Each of the Funds has agreed to pay the Adviser a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Adviser has informed the Trust that it will voluntarily waive some or all of its management fees under the Management

Contracts and, if necessary, will bear certain expenses of each Fund until further notice (and in any event at least through 3/31/00) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest paid on securities sold short) applicable to each class will not exceed the percentage of each Fund's average daily net assets attributable to that class as set forth in the Prospectus. In addition, the Adviser's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a service plan or a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

     Each Management Contract provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

     Each Management Contract will continue in effect for a period no more than one year from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Adviser or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Adviser. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Adviser to the Trust.


     The Adviser is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled by AXA-IM Rose Inc. AXA-IM Rose Inc. is wholly owned by AXA-IM Holdings U.S. Inc. AXA-IM Holdings U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA Assurances IARD, S.A., a French societe anonyme, and AXA-UAP, a French holding company. AXA Assurances IARD, S.A. is owned, collectively, by AXA France Assurance, a French insurance holding company, and UAP Incendie Accidents, a French casualty and insurance company, each of which, in turn, is wholly owned by AXA-UAP. Finaxa, a French holding company, beneficially owns more than 25% of the voting securities ("Controls") of AXA-UAP. Mutuelles AXA, a group of four French mutual insurance companies, one of which Controls Finaxa, acting as a group, Controls both AXA-UAP and Finaxa. Each of these entities may be deemed a controlling person of the Adviser.


     As discussed in this Statement of Additional Information under the heading "Management of the Trust." Kenneth Reid is a Trustee of the Trust and the Chief Executive Officer of the Adviser; Barr M. Rosenberg is a Vice President of the Trust and the Director of Research of the Adviser. Dr. Rosenberg, Dr. Reid and Marlis S. Fritz, the former general partners of REIM, may be deemed to be controlling persons of the Adviser as a result of their interest in AXA Rosenberg Group LLC, the parent of the Adviser.

         Since its inception (12/16/97), the Barr Rosenberg Market Neutral Fund paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

-------------------------------------------------------------------------------------------------------------------------
Time Period                               Management Fee                          Amount Waived
-------------------------------------------------------------------------------------------------------------------------
12/16/97 - 3/31/98                        $700,708                                $121,673
-------------------------------------------------------------------------------------------------------------------------
4/1/98 - 3/31/99                          $5,247,271                              $439,246
-------------------------------------------------------------------------------------------------------------------------


         Since its inception (4/22/98), the Barr Rosenberg Double Alpha Market Fund paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

-------------------------------------------------------------------------------------------------------------------------
Time Period                               Management Fee                          Amount Waived
-------------------------------------------------------------------------------------------------------------------------
4/22/98 - 3/31/99                         $6,732                                  $6,732
-------------------------------------------------------------------------------------------------------------------------

         Since its inception (10/19/98), the Barr Rosenberg Select Sectors Market Neutral Fund paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

-------------------------------------------------------------------------------------------------------------------------
Time Period                               Management Fee                          Amount Waived
-------------------------------------------------------------------------------------------------------------------------
10/19/98 - 3/31/99                        $93,840                                 $93,840
-------------------------------------------------------------------------------------------------------------------------

     ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with BISYS Fund Services Ohio, Inc. (the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. The Trust's principal underwriter is an affiliate of the Administrator. For these services, the Administrator is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For the periods indicated, the Administrator was entitled to receive, and waived, the following amounts:

-------------------------------------------------------------------------------------------------------------------------
Fund                            Time Period                   Entitled to Receive           Waived
-------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg
Market Neutral Fund             3/31/98 to 3/31/99            $414,258                      $168,759
-------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg
Double Alpha                    4/22/98 (inception            $10,097                       $10,097
Market Fund                     date) to 3/31/99
-------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg
Select Sectors                  10/19/98 (inception date)     $14,076                       $6,955
Market Neutral Fund             to 3/31/99
-------------------------------------------------------------------------------------------------------------------------

     The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services Ohio, Inc. (the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $50,000 for each Fund. For the periods indicated, the Funds paid the following amounts in fund accounting fees:

-------------------------------------------------------------------------------------------------------------------------
Fund                                      Time Period                             Amount Paid
-------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg
Market Neutral Fund                       3/31/98 to 3/31/99                      $107,649*
-------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg Double                     4/22/98 (inception date)
Alpha Market Fund                         to 3/31/99                              $42,666
-------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg Select
Sectors Market Neutral Fund               10/19/98 (inception date)
                                          to 3/31/99                              $24,816*
-------------------------------------------------------------------------------------------------------------------------

* Includes reimbursement for out-of-pocket expenses.

     DISTRIBUTOR AND DISTRIBUTION AND SHAREHOLDER SERVICE PLAN. As stated in the Prospectus under the heading "Management of the Trust -- Distributor," Investor Shares of each Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

     Pursuant to the Distribution and Shareholder Service Plan (the "Plan") described in the Prospectus, in connection with the distribution of Investor Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust, the Distributor receives certain distribution and shareholder service fees from the Trust. Subject to the percentage limitation on the distribution and shareholder service fee set forth in the Prospectus, the distribution and shareholder service fee may be paid in respect of services rendered and expenses borne in the past with respect to Investor Shares as to which no distribution fee was paid on account of such limitation. The Distributor may pay all or a portion of the distribution and service fees it receives from the Trust to participating and introducing brokers.

     For the periods indicated, the Funds incurred distribution and shareholder service expenses and the Distributor paid broker-dealers and other selling and/or servicing institutions as follows:

-------------------------------------------------------------------------------------------------------------------------
Fund                            Time Period                   Distribution Expenses         Paid out by
                                                              Incurred                      Distributor as
                                                                                            Described Above
-------------------------------------------------------------------------------------------------------------------------
Barr
Rosenberg Market                3/31/98 to 3/31/99            $120,307                      $98,790
Neutral Fund
-------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg Double           4/22/98 (inception date) to   $448                          $54
Alpha Market Fund               3/31/99
-------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg
Select Sectors Market           10/19/98 (inception date)     $379                          $88
Neutral Fund                    to 3/31/99
-------------------------------------------------------------------------------------------------------------------------


         The following table sets forth the amounts paid by the Funds for each principal type of distribution-related activity during the fiscal year ended March 31, 1999:

-------------------------------------------------------------------------------------------------------------------------
Activity                        Barr                          Barr Rosenberg Double Alpha   Barr Rosenberg Select
                                Rosenberg Market              Market Fund (since            Sectors Market Neutral Fund
                                Neutral Fund                  4/22/98)                      (since 10/19/98)
-------------------------------------------------------------------------------------------------------------------------
Advertising                     $0                            $0                            $0
-------------------------------------------------------------------------------------------------------------------------
Printing and Mailing of
Prospectuses to other than
Current Shareholders            $0                            $0                            $0
-------------------------------------------------------------------------------------------------------------------------
Compensation to Underwriters    $120,307                      $448                          $379
-------------------------------------------------------------------------------------------------------------------------
Compensation to Broker-Dealers  $0                            $0                            $0
-------------------------------------------------------------------------------------------------------------------------
Compensation to Sales
Personnel                       $0                            $0                            $0
-------------------------------------------------------------------------------------------------------------------------
Interest, Carrying or Other
Financing Charges               $0                            $0                            $0
-------------------------------------------------------------------------------------------------------------------------
Other                           $0                            $0                            $0
-------------------------------------------------------------------------------------------------------------------------


     The Plan may be terminated with respect to Investor Shares by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of that class. Any change in the Plan that would materially increase the cost to Investor Shares requires approval by holders of Investor Shares. The Trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plan may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the Plan is in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Distributor's Contract may be terminated with respect to any Fund or Investor Shares thereof at any time by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

     The Plan and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

     If the Plan or the Distributor's Contract are terminated (or not renewed) with respect to one or more classes, they may continue in effect with respect to any class of any Fund as to which they have not been terminated (or have been renewed).

     The Trustees of the Trust believe that the Plan will provide benefits to the Trust. The Trustees believe that the Plan will result in greater sales and/or fewer redemptions of Investor Shares, although it is impossible to know for certain the level of sales and redemptions of Investor Shares that would occur in the absence of the Plan or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to the Trust.

     CUSTODIAL ARRANGEMENTS. Custodial Trust Company ("CTC"), Princeton, NJ 08540, is the Trust's custodian. As such, CTC holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, CTC receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.


     INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

                               PORTFOLIO TRANSACTIONS

     INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Adviser are made by the Adviser with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Adviser even though it could also have been purchased or sold for other clients at the same time.

     Likewise, a particular security may be purchased on behalf of one or more clients when the Adviser is selling the same security on behalf of one or more other clients. In some instances, therefore, the Adviser, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected PRO RATA on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

     BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of a Fund, the Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

     Over-the-counter transactions often involve dealers acting for their own account. It is the Adviser's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

     Although the Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Adviser will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Adviser uses such research in servicing other clients as well as the Trust.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

     For the fiscal year ended March 31, 1999, the Barr Rosenberg Market Neutral Fund paid $2,848,977, the Barr Rosenberg Double Alpha Market Fund paid $1,856, and the Barr Rosenberg Select Sectors Market Neutral Fund paid $119,872 in brokerage commissions.

     The Funds pay brokerage commissions to Donaldson Lufkin and Jenrette, which may be deemed to be an "affiliate of an affiliate" of the Trust. Securities and Exchange Commission rules require that commissions paid to an affiliate of an affiliate by the Fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to such affiliates and will review these procedures periodically. During the fiscal year ended March 31, 1999, the Barr Rosenberg Market Neutral Fund paid $45,163 and the Barr Rosenberg Select Sectors Market Neutral Fund paid $170 to Donaldson Lufkin and Jenrette in brokerage commissions.

                             TOTAL RETURN CALCULATIONS

     Each Fund computes its average annual total return separately for its share classes by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

       Where:
          T    =    Average annual total return
          ERV  =    Ending redeemable value of a hypothetical $1,000
                    investment made at the beginning of a period at the
                    end of such period
          P    =    A hypothetical initial investment of $1,000
          n    =    Number of years

     Each Fund computes its cumulative total return separately for its share classes by determining the cumulative rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

                                 T = ERV-1,000
                                     ---------
                                     1,000
       Where:
          T    =    Cumulative rate of return
          ERV  =    Ending redeemable value of a hypothetical $1,000
                    investment made at the beginning of a period at the end of such period.


     The calculations of average annual total return and cumulative total return assume that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for each Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return and cumulative return are based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.

     Average annual total returns are calculated separately for Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are subject to different fees and expenses and may have different performance for the same period.

     The average annual total returns for the Funds for the period ended March 31, 1999 were as follows:

-------------------------------------------------------------------------------------------------------------------------
Fund                            Class of Shares               1 Year                     Since Inception
                                                                                         (inception date)
-------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg                  Institutional                 -7.31%                     -5.94% (12/16/97)
Market Neutral                  -----------------------------------------------------------------------------------------
Fund                            Investor                      -7.66%                     -6.32% (12/18/97)
-------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg                  Institutional                                             0.53%*  (4/22/98)
Double Alpha                    -----------------------------------------------------------------------------------------
Market Fund                     Investor                                                  0.18%*  (4/22/98)
-------------------------------------------------------------------------------------------------------------------------
Barr Rosenberg                  Institutional                                             5.14%*  (10/19/98)
Select Sectors                  -----------------------------------------------------------------------------------------
Market Neutral Fund             Investor                                                  4.71%*  (11/11/98)
-------------------------------------------------------------------------------------------------------------------------

* Because the Barr Rosenberg Double Alpha Market Fund and the Barr Rosenberg Select Sectors Market Neutral Fund have not yet been operational for a full calendar year, these figures represent cumulative returns.

     PERFORMANCE COMPARISONS. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE,

FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                  DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.

     Interests in the Trust's portfolios are currently represented by shares of six series, the Barr Rosenberg Market Neutral Fund, Barr Rosenberg Double Alpha Market Fund, Barr Rosenberg Select Sectors Market Neutral Fund, U.S. Small Capitalization Series, International Small Capitalization Series and Japan Series, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

         Each Fund is further divided into two classes of shares designated as Institutional Shares and Investor Shares. Each class of shares of each Fund represents interests in the assets of the Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

     VOTING RIGHTS. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Adviser has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

     OWNERS OF 5% OR MORE OF A FUND'S SHARES. The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the Barr Rosenberg Market Neutral Fund as of July 2, 1999. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

Investor Shares

-------------------------------------------------------------------------------------------------------------------------
Name and Address                          Number of Shares                        Ownership Percentage
-------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc
The Exclusive Use of our
Customers                                 918,404.451                             43.31%
101 Montgomery St.
San Francisco, CA  94104
-------------------------------------------------------------------------------------------------------------------------
National Investor
Services Corp
55 Water St 32nd Floor                    254,192.134                             11.99%
NY, NY  10041
-------------------------------------------------------------------------------------------------------------------------

Institutional Shares

-------------------------------------------------------------------------------------------------------------------------
Name and Address                          Number of Shares                        Ownership Percentage
-------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc
The Exclusive Use of our
Customers                                 3,643,993.970                           26.85%
101 Montgomery St.
San Francisco, CA  94104
-------------------------------------------------------------------------------------------------------------------------
Custodial Trust Co as
Pldg of Barr
Rosenberg Double Alpha
Market Fund                               940,977.440                             6.93%
101 Carnegie Ctr
Princeton, NJ  08540
-------------------------------------------------------------------------------------------------------------------------


                                      22


-------------------------------------------------------------------------------------------------------------------------
Rosenberg Alpha LP
4 Orinda Way Bldg E                       3,214,925.079                           23.68%
Orinda, CA  94563
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special
Finl Inc
3 World Financial Center                  3,026,634.383                           22.30%
6th Fl
NY, NY  10285
-------------------------------------------------------------------------------------------------------------------------

     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the Barr Rosenberg Double Alpha Market Fund as of July 2, 1999. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

Institutional Shares

-------------------------------------------------------------------------------------------------------------------------
Name and Address                          Number of Shares                        Ownership Percentage
-------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc
The Exclusive Use of our
Customers                                 423,306.719                             49.69%
101 Montgomery St.
San Francisco, CA  94104
-------------------------------------------------------------------------------------------------------------------------
US Bank National Assoc
The Saint Paul Chamber
PO Box 64010                              393,185.410                             46.15%
St Paul, MN  55164-0010
-------------------------------------------------------------------------------------------------------------------------

Investor Shares

-------------------------------------------------------------------------------------------------------------------------
Name and Address                          Number of Shares                        Ownership Percentage
-------------------------------------------------------------------------------------------------------------------------
Arthur Wiener
102 Coleridge St                          2,576.226                               21.22%
Brooklyn, NY  11235
-------------------------------------------------------------------------------------------------------------------------
Jimmy T Hua
810 Polhemus Rd Apt 61                    830.461                                 6.84%
San Mateo, CA  94402
-------------------------------------------------------------------------------------------------------------------------
Susan L Duval
11460 Zion Rd                             609.699                                 5.02%
Bloomington, MN  55437
-------------------------------------------------------------------------------------------------------------------------
Matthew W Buurma
Deborah S Buurma
67 Valley View Ave                        2,795.839                               23.03%
Summit, NJ  07901
-------------------------------------------------------------------------------------------------------------------------

The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the Barr Rosenberg Select Sectors Market Neutral Fund as of July 2, 1999. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

Institutional Shares

-------------------------------------------------------------------------------------------------------------------------
Name and Address                          Number of Shares                        Ownership Percentage
-------------------------------------------------------------------------------------------------------------------------
Rosenberg Alpha LP
4 Orinda Way Bldg E                       1,412,429.379                           64.29%
Orinda, CA  94563
-------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc
The Exclusive Use of Our Customers
101 Montgomery St                         356,180.813                             16.21%
San Francisco, CA  94104
-------------------------------------------------------------------------------------------------------------------------

Investor Shares

-------------------------------------------------------------------------------------------------------------------------
Name and Address                          Number of Shares                        Ownership Percentage
-------------------------------------------------------------------------------------------------------------------------
Resources Trust Co
P O Box 3865                              57,751.754                              47.97%
Englewood, CO  80155
-------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc
The Exclusive Use of Our Customers
101 Montgomery St                         28,148.190                              23.38%
San Francisco, CA  94104
-------------------------------------------------------------------------------------------------------------------------
FTC and Co
P O Box 173736                            6,026.032                               5.00%
Denver, CO  80217
-------------------------------------------------------------------------------------------------------------------------
Webster Mrak & Blumberg
1325 4th Ave Ste 600                      9,718.173                               8.07%
Seattle, WA  98101
-------------------------------------------------------------------------------------------------------------------------


     The officers and Trustees of the Trust, as a group, own less than 1% of any class of outstanding shares of the Funds. The officers and Trustees of the Trust, as a group, own more than 1% of the securites of certain classes of outstanding shares of the Trust's other funds. For specific information in this regard, see the prospectus for the Trust's U.S. Small Capitalization Series, International Small Capitalization Series and Japan Series.

                        DETERMINATION OF NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Christmas Day, New Year's Day, Martin Luther King's Day, President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day and Thanksgiving Day.

     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Futures contracts are valued by comparing the gain or loss by reference to the current settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                         PURCHASE AND REDEMPTION OF SHARES

     The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts such order. Such orders will be priced at the respective Funds' net asset value per share next determined after such orders are accepted by an authorized broker or the broker's authorized designee.


                                FINANCIAL STATEMENTS

     The Report of Independent Accountants, financial highlights and financial statements of the Funds included in its Annual Report for the period ended March 31, 1999 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning 1-800-447-3332.

     The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.